BORROWINGS	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
BORROWINGS

NOTE 10 — BORROWINGS

The following tables summarize the Company’s borrowings as of December 31, 2021, and December 31, 2020 (in thousands):

December 31, 2021
Unamortized debt
	Principal repayment	issuance costs and
	obligation	discounts	Carrying value
Senior Notes due 2028	$56,500	$(2,813)	$53,687
2020 Unsecured Note	—	—	—
2019 Term Loan, due March 2022	—	—	—
2018 Term Loan, due September 2021	—	—	—
Total borrowings	$56,500	$(2,813)	$53,687

	December 31, 2020
	Principal repayment	Unamortized debt
	obligation and	issuance costs and
	other fees	discounts	Carrying value
2020 Unsecured Note	$16,000	$(2,376)	$13,624
2019 Term Loan, due March 2022 (a)	43,217	(4,942)	38,275
2018 Term Loan, due September 2021	60,000	(805)	59,195
Total borrowings	$119,217	$(8,123)	$111,094
(a)	Includes paid-in-kind interest on the 2019 Term Loan of $3.3 million.

Senior Notes due 2028

On November 10, 2021, we sold in a registered public offering, $50.0 million aggregate principal amount of 8.25% Senior Notes due November 30, 2028 (the “Senior Notes”). Net proceeds from the Senior Notes were approximately $47.5 million after deducting fees. The underwriter was granted an option to purchase up to an additional $7.5 million of the Senior Notes within 30 days. On December 7, 2021, the underwriter exercised the option and purchased an additional $6.5 million of the Senior Notes resulting in net proceeds of approximately $6.2 million after deducting fees. The Senior Notes have quarterly interest payments due on January 31, April 30, July 31, and October 31 of each year and on the maturity date.

At-the-Market Debt Offering Program

On December 17, 2021, we entered into an at-the-market debt offering program under which the Company may offer and sell, from time to time on the NYSE American, up to an aggregate principal amount of $200.0 million of additional Senior Notes. During the year ended December 31, 2021, we did not sell any additional Senior Notes under the at-the-market debt offering program. See Note 20, Subsequent Events, for further information.

2020 Senior Unsecured Note

On April 29, 2020, we issued a zero coupon $56.0 million senior unsecured note (the “2020 Unsecured Note”) to an unrelated third party. The 2020 Unsecured Note was repaid in installments with the final contractually required payment made on March 31, 2021.

2019 Term Loan

On May 23, 2019, Driftwood Holdings LP (“Driftwood Holdings”), a wholly owned subsidiary of the Company, entered into a senior secured term loan agreement (the “2019 Term Loan”) to borrow an aggregate principal amount of $60.0 million. On July 16, 2019, the principal amount was increased by an additional $15.0 million. Upon maturity or early repayment of the 2019 Term Loan, Driftwood Holdings was obligated to pay to the lender a fee equal to 20% of the principal amount borrowed less financing costs and cash interest paid (the “Final Payment Fee”). We issued to the lender a warrant to purchase approximately 1.5 million shares of our common stock at $10.00 per share (the “Original Warrant”). On March 3, 2020, the Original Warrant was replaced with a new warrant (the “Replacement Warrant”) which provided the lender with the right to purchase 9.0 million shares of our common stock at $1.00 per share.

On March 12, 2021 (the “Extinguishment Date”), we finalized a voluntary repayment of the remaining outstanding principal balance of the 2019 Term Loan. The extinguishment of the 2019 Term Loan resulted in an approximately $2.1 million gain, which was recognized within Gain on extinguishment of debt, net, on our Consolidated Statements of Operations for the year ended December 31, 2021. As a result of repaying the outstanding balance prior to its contractual maturity, an approximately $4.4 million in unamortized debt issuance costs and discount were written off and included in the computation of the gain from the extinguishment of the 2019 Term Loan for the year ended December 31, 2021.

The holder of the 2019 Term Loan held approximately 3.5 million unvested warrants that had a fair value of approximately $6.3 million as of the Extinguishment Date. Due to the extinguishment of the 2019 Term Loan, all the unvested warrants were contractually terminated, and their respective fair value was included in the computation of the gain on extinguishment of the 2019 Term Loan.

2018 Term Loan

On September 28, 2018, Tellurian Production Holdings LLC, a wholly owned subsidiary of Tellurian Inc., entered into a three-year senior secured term loan credit agreement (the “2018 Term Loan”) in an aggregate principal amount of $60.0 million.

On April 23, 2021, we voluntarily repaid the remaining outstanding principal balance of the 2018 Term Loan. As a result of the voluntary repayment, we recognized an approximately $0.7 million loss, which was recognized within Gain on extinguishment of debt, net, on our Consolidated Statements of Operations for the year ended December 31, 2021.

Covenant Compliance

As of December 31, 2021, the Company was in compliance with all covenants under the indentures governing the Senior Notes.

Fair Value

The Senior Notes are traded on the NYSE American under the symbol “TELZ,” and are classified as Level 1 within the fair value hierarchy. As of December 31, 2021, the closing market price of $25.02 per Senior Note was substantially the same as its carrying value.

Trade Finance Credit Line

On July 19, 2021, we entered into an uncommitted trade finance credit line for up to $30.0 million that is intended to finance the purchase of LNG cargos for ultimate resale in the normal course of business. On December 7, 2021, the uncommitted trade finance credit line was amended and increased to $150.0 million. As of the period ended December 31, 2021, no amounts were drawn under this credit line.